UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

IMMUNOCLIN CORPORATION

(Name of Small Business Issuer in its charter)

Nevada	000-54738	32-0337695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

1-888-267-1175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K we filed on December 20, 2013 to include Immunoclin Limited's unaudited consolidated financial statements for the year ended January 31, 2013 and the unaudited pro forma consolidated financial information related to our Immunoclin Limited acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.  We have also update some disclosure regarding the business and operations of Immunoclin Limited as well as included an update Item 5.03 which discloses a change of our year end to January 31.

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Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K/A contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K/A, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we will update such forward-looking statements to the extent required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K/A. You should be aware that the occurrence of the events described in this Current Report on Form 8-K/A could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K/A to conform our statements to actual results or changed expectations.

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Item 1.01

Entry into a Material Definitive Agreement.

Effective December 13, 2013, Immunoclin Corporation (formerly Pharma Investing News, Inc.), a Nevada corporation (“IMMUNOCLIN™” or the “Company”), and its controlling shareholders entered into a Take Over Agreement and share exchange with Immunoclin Limited, an England and Wales company (“IMC”), and IMC’s sole shareholder, Dorothy H. Bray, Ph.D.  Pursuant to the terms of the Take Over Agreement among the parties (the “TOA”), all of the issued and outstanding shares of IMC representing 10,000,000 shares were exchanged for 10,000,000 common shares of the Company. As a result of the share exchange, IMC became a wholly owned subsidiary of the Company.

Item 2.01

Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 is incorporated by reference into this Item 2.01.  , The TOA also covered the acquisition of all of the assets and liabilities (the “Assets”) of IMC.  The issuance to IMC of 10,000,000 shares of the Company’s common stock had a fair market value of $20,000,000, based on the closing price of the Company’s stock on December 12, 2013.

The initial allocation of the purchase price is as follows:

FMV of shares issued	$ 20,000,000
Less: Net assets acquired	(320,000)
Add: Est. professional fees	75,000
Fair value of acquisition	$19,755,000*

*These figures are subject to change and finalizing based on actual billings of professionals and independent verification of fair value of net assets acquired.

IMC is a healthcare company founded in 2000 with headquarters in the United Kingdom and laboratories in central Paris, established initially to address a range of specialized, commercially-focused immunology consulting, testing and assessment, in the context of R&D clinical services.  IMC’s advanced immunology research and development skills serve the pharmaceutical, biotechnology and food industries, providing comprehensive, clinical and basic science research expertise at a commercial scale and quality.  The Company's technology, know-how and products include, but are not limited to, its Multi-variant Immunological Risk Assessment (MIRA™), Genetic Alzheimer’s Risk Discovery (GARD™), GastroWellBeing™ (GWB™), PRIMALEUKIN™, and DACTELLIGENCE™.

Assets acquired by the Company from IMC include, but are not limited to:

(i)

Brands, trademarks, trade-names, and designs

(ii)

Websites and content

(iii)

Client Base

(iv)

Facilities

(v)

Capital Assets

(vi)

Hardware and Software

(vii)

Research and Development

(viii)

Intellectual Property, including Patents as per attached list

(ix)

Internal Systems

(x)

All other contracted rights, properties, patents, trademarks, and distribution rights and agreements.

The future business and operations of the Company will be that of IMC along with expanding its immunology, pharmaceutical, biotechnology, medical device, and other related business consulting and ventures.

The acquisition of IMC by the Company is deemed to be significant and exceeds 10% of the total assets of the Company with $20,000,000 stock acquisition and consideration paid to acquire the business and assets of IMC under the TOA through a share exchange.

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Share Transfer

As described in Item 1.01 above, on December 13, 2013, IMC and its controlling shareholder, Dr. Bray entered into the TOA with the Company. Upon the closing of the TOA, Dr. Bray, as the sole shareholder, transferred 10,000,000 shares in IMC to the Company in exchange for 10,000,000 common shares of the Company.

As a result of the TOA, IMC became a wholly-owned subsidiary of the Company.

Prior to the closing of the TOA, there were no options or warrants to purchase shares of capital stock of IMC or the Company outstanding, and neither the Company nor IMC had adopted an equity incentive plan or otherwise reserved shares for issuance as incentive awards to officers, directors, employees and other qualified persons in the future.

The shares of the Company's capital stock issued to Dr. Bray in connection with the TOA were not registered under the Securities Act in reliance upon the exemption from registration provided by Regulation S of the Securities Act of 1933.  Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sale of the securities was completed in an "offshore transaction,” as defined in Rule 902(h) of Regulation S.  We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  Dr. Bray is not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

As of the date of the TOA, there were no material relationships between the Company and IMC or between the Company and any of IMC’s respective affiliates, directors or officers, or any associates of its respective officers or directors, other than in respect of the TOA.

Changes Resulting from the Share Exchange

The Company intends to carry on the business of IMC as its wholly-owned operating subsidiary, under the laws of England and Wales, as its sole operations and line of business.

Changes to the Board of Directors and Executive Officers

On December 13, 2013, the following director and officer appointments and changes were resolved:

•

Dr. Bray was appointed Director, Chief Executive Officer and President of the Company;

•

Chad S. Johnson was appointed Chief Operating Officer, General Counsel, and Secretary, remaining a Director;;

•

Further, Chad S. Johnson resigned as Chief Executive Officer, President, Treasurer, and Chief Financial Officer; and

•

James Scott Munro was appointed Chief Financial Officer and Treasurer.

The directors hold office for five-year terms. Officers are elected by the board of directors and serve at the discretion of the board.

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Accounting Treatment; Change of Control

The share exchange under the TOA is being accounted for as an "acquisition," since Dr. Bray owns less than 50% (49.2%) of the outstanding shares of the Company’s capital stock immediately following the transaction, and IMC is now a wholly-owned subsidiary of the Company.  As the Company does not have active business operations, this “acquisition" is considered to be a capital transaction in substance rather than a business combination, and the ongoing business of the Company includes the operations of IMC.

Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the share exchange will be those of IMC and will be recorded at the historical cost basis of IMC, and the consolidated financial statements after completion of the share exchange will include the assets and liabilities of the Company and IMC, historical operations of IMC and operations of the Company from the closing date of the TOA. Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of the Company's board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. The Company will continue to be a "smaller reporting company," as defined under the Exchange Act, following the share exchange.

No change in control occurred as a result of this acquisition.

Business

Incorporation and Prior Business of the Registrant

As described above, on December 13, 2013, the Company entered into a TOA with IMC to acquire 100% of the issued and outstanding shares of IMC from its founder and sole shareholder, Dr. Bray, including all of its assets and liabilities, in exchange for the issuance of 10,000,000 shares of the Company’s common stock, with a fair market value of $20,000,000, based on the closing price of the Company’s stock on December 12, 2013.

On January 28, 2014, Pharma Investing News Inc. changed its name to Immunoclin Corporation and on January 29, 2014 its stock ticker symbol changed from PINV to IMCL.

As noted above, prior to the completion of the Acquisition, IMC was a healthcare company founded in 2000 with headquarters in the United Kingdom and laboratories in central Paris, established initially to address a range of specialized, commercially-focused immunology consulting, testing and assessment, in the context of R&D clinical services.  IMC’s advanced immunology research and development skills serve the pharmaceutical, biotechnology and food industries, providing comprehensive, clinical and basic science research expertise at a commercial scale and quality.  The Company's technology, know-how and products include, but are not limited to, its Multi-variant Immunological Risk Assessment (MIRA™), Genetic Alzheimer’s Risk Discovery (GARD™), GastroWellBeing  (GWB TM), PRIMALEUKIN ™, and DACTELLIGENCE ™.

Assets acquired by the Company from IMC include, but are not limited to:

(i)

Brands, trademarks, trade-names, and designs

(ii)

Websites and content

(iii)

Client Base

(iv)

Facilities

(v)

Capital Assets

(vi)

Hardware and Software

(vii)

Research and Development

(viii)

Intellectual Property, including Patents

(ix)

Internal Systems

(x)

All other contracted rights, properties, patents, trademarks, and distribution rights and agreements.

The future business and operations of the Company will be that of IMC along with expanding its immunology, pharmaceutical, biotechnology, medical device, and other related business consulting and ventures.

The acquisition of IMC by the Company is deemed to be significant and exceeds 10% of the total assets of the Company with $20,000,000 stock acquisition and consideration paid to acquire the business and assets of IMC under the TOA through a share for share exchange.

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Current Business of the Registrant

As the result of the closing of the Acquisition described above, the Registrant’s business going forward will consist of development, manufacturing and sale of the products that form part of the Company's personalized medicine platform aiming to develop patent protected prognostic tests in order to provide guidance on changes in lifestyle and nutrition and to improve management and effective therapy for multiple populations and to introduce prophylactic and therapeutic measures whenever possible.

Incorporation and Business of IMMUNOCLIN CORPORATION

Immunoclin Corporation (the “Company”) was incorporated in the State of Nevada on February 8, 2011.  The Company plans, among other things, to develop, manufacture and sell five products that are part of its personalized medicine platform, including: Multi-variant Immunological Risk Assessment (MIRA™), Genetic Alzheimer’s Risk Discovery (GARD™), GastroWellBeing™ (GWB™), PRIMALEUKIN™, and DACTELLIGENCE™.

The personalized medicine concept platform will be developed with the objective of near term market entry for the prognostic tools as well as for a functional food product, followed by manufacturing and phase I study of our immune-modulator and prototypes of detection device using our proprietary technology. In the long term, the Company plans to utilize the technology platforms to improve accuracy and predictive values of detection tools while also improving the quality and the efficacy of early interventions targeted at inflammatory processes resulting from impairments of immune system functions caused by infections and aging processes. In addition, novel products based upon the Company's intellectual property, technology and know-how will be developed. The Company's products will target markets mainly in North America and Europe, but the Company has plans for expansion to other markets worldwide, subject to suitable partnering opportunities.

INDUSTRY AND MARKET DATA

The Company has obtained the industry, market and competitive position data used in this Current Report on Form 8-K from industry journals and publications, data on websites maintained by private and public entities, including independent industry associations, general publications and other publicly available information. The Company believes that all of these sources are reliable, but the Company has not independently verified any of this information and cannot guarantee its accuracy or completeness. These industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information.

References in this Current Report on Form 8-K to research reports or articles should not be construed as depicting the complete findings of the entire referenced report or article, and the information contained in each report or article is not incorporated by reference into this Current Report on Form 8-K.

Overview

The Company is a development company that will begin to implement its business plan. The likelihood of success of the Company must be considered in light of the expenses, complications and delays frequently encountered in connection with the establishment and expansion of new business and the competitive environment in which the Company will operate. The Company's long-term viability, profitability and growth will depend upon successful development and commercialization of the Products and the development and commercialization of new products and services relative to its business plan. As a development stage company, the Company has little or no relevant operating history upon which an evaluation of its performance can be made. Such performance must be considered in light of the its intellectual property, as well as risks, expenses and difficulties frequently encountered in establishing new products, services and markets.

Business Model

The Company's technology, know-how and products include, but are not limited to its Multi-variant Immunological Risk Assessment (MIRA™), Genetic Alzheimer’s Risk Discovery (GARD™), GastroWellBeing (GWB™), PRIMALEUKIN™, and DACTELLIGENCE™.

The Company’s prognostic tests are applicable to personalized medicine. Its Multi-variant Immunological Risk Assessment (MIRA™) test provides an early warning assay for cardiovascular disease and our Genetic Alzheimer’s Risk Discovery (GARD™) test identifies individuals with a high predisposition to developing Alzheimer’s disease.

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The Company's first nutritional product, GastroWellBeing (GWBTM), is aimed at ameliorating gastrointestinal problems which are the results of inflammatory conditions in patients with impaired immunity.  GastroWellBeing™ (GWB™) can provide a direct benefit in many populations with immuno-compromised immunity, such as with those infected with HIV, people fighting cancer or the elderly. Today, multiple organizations strive to treat the disease; the Company wants to prevent it and facilitate effective interventions to help people live long and healthy lives.  Tests like MIRA™ and GARD™  that can contribute to identifying those who are most vulnerable in order to initiate early intervention will be not just be highly profitable, they will also serve to improve the quality of life for many people and decrease societal costs of looking after an aging population.  The integral part of the platform is development of products to fight inflammation and utilize the growing knowledge of the immune system to do so. GastroWellBeing™ (GWB™) will be the first product to be introduced and to be followed by other products to target distinct symptoms of inflammation and specific patient populations. DACTELLIGENCE™ technology and PRIMALEUKIN™ will complement this platform for highly sensitive detection technology tool and anti-infectious therapy respectively.  Our business strategy is to develop additional proprietary intellectual property and then, over time, create and add new products to the platform to increase the portfolio of products offered.

The Company’s business model is based on achieving short-term and long-term business targets to develop products aimed at large distributors and multiple client bases. Short term, current intellectual property will be developed with the objective of near term market entry for the prognostic tools to be used in the research market as well as for the Company's functional food product to enable the Company to obtain working capital from sales and provide return on the initial investment.  Sales of the Company’s functional food product will allow the Company to achieve profitable quickly, allowing it to launch personalized medicine platform and to finance and enhance its portfolio.

This will be followed by the manufacturing and phase I study of PRIMALEUKIN™ and prototypes of detection device using DACTELLIGENCE™ technology to further build Company value.  Long term, plans are to utilize the technology platforms to improve accuracy and predictive values of detection tools in order to validate the clinical value of such tools while also improving the quality and the efficacy of early interventions.

The functional food industry has developed explosively in recent years, and it is clear that cutting edge products with sound scientific and clinical data are of high commercial value.  The Company combines sophisticated pharmaceutical development expertise with a sound knowledge of immunology and of nutritional product development to create a highly competitive business.

The Company’s business plan addresses short-term development aims to develop five initial products and to generate income to grow.

In short, the objectives of the Company’s business plan are:

•

develop MIRA™  and GARD™

•

develop and market GastroWellBeing™ (GWB™)

•

develop PRIMALEUKIN™ to phase I clinical trial

•

develop 10 prototypes of DACTELLIGENCE™

•

support R&D

•

establish stable international structure

•

ensure high return on investment within five years

The Company’s team that includes leading international collaborators has a long track record in drug development, clinical work, functional food, and scientific and commercial management. This business plan supports achieving profitability within five years and provides the opportunity to build a solid base for a high value international healthcare company.

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Working Capital Requirements

The Company anticipates investment and working capital requirements of $10 million over the next 12 months to fulfill its operating business plan and objectives.  Management anticipates raising the required capital through public or private debt or sale of equity.  Such financing may not be available as needed.  If we are unable to obtain this financing on reasonable terms, we will be unable to execute our business plan and we would be forced to delay or scale back our plans for expansion.  This would delay our ability to get our operations to profitability and could force us to cease operations.  In addition, such inability to obtain financing on reasonable terms could have a material adverse effect on our business, operating results or financial condition.

Management Team

The Company’s management team possesses a diverse set of industry skills and operating experience and a record of success in the scientific R&D, nutraceuticals, management, marketing, sales and finance industries.

Immunoclin’s Directors and Officers:

Dorothy Bray, PhD PRESIDENT, CEO and DIRECTOR

-

Acquired extensive experience in drug development while serving in various senior positions at GlaxoSmithKline and its predecessors

-

Led industry-driven international program of several hundred international studies, including over a hundred conducted in developing countries

-

Involved in multiple international research programs funded by the UK Medical Research Council, Global Fund, European Community, Rockefeller Foundation and the U.S. National Institutes of Health

-

Advised on multiple clinical development programs in the biotech and nutraceutical industry

James Scott Munro CFO

-

Serves as President and the Principal of Intrinsic Venture Corporation, a private venture capital company that has been providing multiple business and financial consulting services to U.S. and Canadian public and private companies, including mergers, acquisitions, and structuring, along with direct investment and financing.

-

Brings a comprehensive knowledge of the U.S. regulatory and financial reporting environment in addition to being an experienced financier with a track record of initiating and successfully completing many transactions including IPOs, acquisitions, mergers, and divestitures.

Chad S. Johnson. Esq. COO, LEGAL COUNSEL and DIRECTOR

-

Graduated from Harvard College and Harvard Law School

-

Possesses sound background and experience in corporate, regulatory, advocacy, and non-profit law

-

Following a federal judicial clerkship, practiced for several years in federal and state financial institution corporate and regulatory law with a focus on mergers and acquisitions while an attorney at the law firm Skadden Arps Slate Meagher & Flom LLP

-

Founded or served on the boards of directors for several political action committees (PACs) and issue-advocacy or lobbying organizations in Washington, DC.

-

Worked for more than a decade in the medical field with patients, physicians, and industrial partners, developing in-depth knowledge of legal issues in medicine

-

Currently holds executive positions on the boards of multiple corporations and non-profit organizations.

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Growth Strategy

To develop its personalized medicine platform, the Company has divided its commercial priorities into short term and long terms goals.  The objective of the Company’s business plan is to rapidly and successfully pursue the short term terms goals in priority, as it is believed that these will provide significant short term return on investment that will allow  the Company to grow and ultimately support the financing of the Company's long term goals.

The Company's patented technology, know-how and products include, but are not limited to MIRA™, GARD™, GWB™, PRIMALEUKIN™ , and DACTELLIGENCE™.   The company’s prognostic tests, for cardiovascular MIRA™, for Alzheimer’s disease GARD™, as well as DACTELLIGENCE™ technology based detector are all applicable to personalized medicine.  MIRA™ and GARD™ will be particularly helpful in managing the world’s aging population.   Developing functional food within the platform to produce products like GastroWellBeing™ (GWB™) will not provide all the solutions for individuals at risk of developing inflammation related disease but it will significantly contribute to alleviation of some symptoms, improve the state of health for some patients helping with pharmacologic interventions via delaying the need to introduce drug therapy, in some cases helping to overcome toxic effects of drugs.

Long term, the Company plans to utilize the technology platforms to improve accuracy and predictive values of detection tools while also improving the quality and the efficacy of early interventions.

As the functional food industry has greatly expanded in recent years, it is clear that cutting edge products with sound scientific and clinical data are of high commercial value.  The Company combines sophisticated pharmaceutical development expertise with a sound knowledge of immunology and nutraceutical product development to create a highly competitive business.

Sales of the Company's functional food products, including GastroWellBeing™ (GWB™), will allow the Company to become profitable quickly allowing it to launch personalized medicine platform, finance and enhance its portfolio.

The Company plans to achieve its objective by pursuing the following targets:

-

Development and commercialization of GastroWellBeing™ (GWB™) nutritional product for people with decreased immunity like people living with cancer and HIV and the elderly.

-

Development and commercialisation of MIRA™ test in two stages: to be initially sold as a research use only (RUO) device and then to achieve regulatory approval via collaboration with partners conducting clinical trials. The Company has initiated discussion with potential partners.

-

Development and commercialisation of GARD™ test in two stages; first stage of development will consist of fine-tuning detection technology, completion of currently ongoing clinical study and development of easy to use interpretation software to yield a test to be sold as a RUO (research use only) device. In the second stage of development, GARD™ will be used in clinical trials and observational studies to obtain additional clinical data to confirm the clinical value and obtain regulatory approval.

-

Development strategy for DACTELLIGENCE™ aims to produce 10 prototypes able to detect bacteria. Prototypes will be made in a clean room of a current manufacturing facility, enabling potential for fast transfer to manufacturing.  Once the prototypes are generated, software and algorithms are fine-tuned, and additional patents filed, there is a potential to license this technology out, create a new division and seek partners for further development.

-

Development strategy for PRIMALEUKIN™ is divided into two stages; the first stage goal will be to take PRIMALEUKIN™ to phase I clinical study to show early clinical efficacy data. This has been discussed with regulatory authorities in Europe and the Company received advice on the clinical study design. Potentially at this stage, the Company will seek partners to develop PRIMALEUKIN™ for multiple indications. Stage two will involve taking PRIMALEUKIN™ to marketing with authorisation for gram negative bacterial infections.

Maintain and Increase Cost and Operational Advantages. The Company’s strategy is to avoid large capital investments in manufacturing and instead rent facilities and equipment from its strategic partners and subcontractors.

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Subsidiaries

The Company's subsidiary, Immunoclin Limited or IMC, an England and Wales Corporation, was established initially to address a gap in the market, i.e. to offer industry and academia a range of specialist, commercially-focussed immunology consulting, testing and assessment, and R&D services.  IMC has earned money from services provided to academia and pharmaceutical industries and has used the proceeds to fund its own research and development and to protect its own intellectual property.  The structure has been virtual for 12 years with multiple associates and experts working with the company in number of countries. Over the years, IMC established a track record of developing and conducting projects in multiple countries and in many therapeutic areas. Clinically based work includes infectious diseases, neurological disorders, autoimmune diseases and effects of functional food in both healthy and disease affected individuals. IMC has conducted clinical projects in the UK, France, Germany, Italy, Spain, USA, Africa (South Africa, Zambia, Uganda, Zimbabwe, Tanzania) and Latin America (Argentina, Chile and Brazil). During the last 10 years IMC supported research work conducted externally and in house, filed patents for predictive tests for cardiovascular and Alzheimer’s disease, for PRIMALEUKIN™, DACTELLIGENCE™ took to the grant stage and is in the process of preparing new data for another filling. It is the 1st time that the Company has sought investment to develop its R&D products.

Manufacturing

The Company intends to subcontract manufacturing for all of its products to selected partners through non-exclusive toll manufacturing agreements through 2018.  Commencing in 2018, the Company plans to build its own manufacturing facilities in the U.S. and Europe for production of its GWB™ product and continue to manufacture other products through partners.

The Company’s strategy is to avoid large capital investments in manufacturing and to outsource the manufacturing of its Products to third-party manufacturers.

Research and Development

The Company foresees spending $14 million USD on research and development from 2014 through 2019 to develop and commercialize its present five products.  Management anticipates raising the required capital through public or private debt or sale of equity.  Such financing may not be available as needed.  Such inability to obtain financing on reasonable terms could have a material adverse effect on our business, operating results or financial condition.

Intellectual Property Protection

Patent Title	Territories where granted
TREATMENT WITH CYTOKINES FOR ALZHEIMER'S DISEASE	EU, Canada, Japan and Russia, other territories pending
BIOMARKERS OF RESISTANCE TO INFECTIONS IN HUMANS AND BIOLOGICAL APPLICATION THEREOF (IL-22)	Europe and South Africa, other territories pending.
MARKERS FOR ATHEROSCLEROSIS	European Union (EU), Japan, Russia and Mexico, other territories pending
PARTICLE DETECTOR	Europe and USA

In addition, with respect to proprietary knowledge that is not patentable and processes for which patents are difficult to enforce, the Company relies on trade secret protection and confidentiality agreements to safeguard its interests. Many elements of the manufacturing processes that will be used by the Company may involve proprietary knowledge, technology or data that is not covered by patents or patent applications, including technical processes, equipment designs, algorithms and procedures.

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Facilities and Employees

The Company has principal place of business at 9107 Wilshire Blvd., Beverly Hills, California 90210 USA and its subsidiary, IMC, is located in Rowlandson House, 289-293 BALLARDS LANE, N12 8NP London, United Kingdom and laboratories in 15 rue de l’école de médecine 75006 Paris, France.  As of February 26, 2014, IMC had 3 employees and consultants.

Competition

Many companies have started integrating personalised medicine in their strategy of development but mainly in diagnostics for adapting therapeutic approaches. The Company is a pioneer in integrating prognostic markers, nutraceuticals, therapeutic anti-infectious molecule and technology of detection in one personalized medicine platform.

Environmental Matters

The Company is not aware of any pending or threatened environmental investigation, proceeding or action by foreign, federal, state or local agencies, or third parties involving its current operations.

Reports to Security Holders

Prior to the consummation of the Acquisition described in this Item 2.01 to this Current Report on Form 8-K, the Registrant was subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will continue to be subject to the reporting requirements of the Exchange Act on a going forward basis. As such, the Registrant has filed and will file reports, proxy statements and other information with the SEC. The SEC maintains an internet site at http://www.sec.gov that contains reports and information statements and other information regarding issuers that file electronically with the SEC, including the Registrant. The Registrant will make available free of charge on or through its internet website copies of the Registrant’s annual report on Form 10-K and quarterly reports on Form 10-Q (and any successor forms), Current Reports on Form 8-K, as well as any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after this material is electronically filed with, or furnished to, the SEC. The Registrant’s internet website address is http://www.immunoclin.com. The information contained on the Registrant’s website is not incorporated by reference in, and should not be considered a part of, this Current Report on Form 8-K.

Description of the Industry

With the rapidly diversifying diagnostic industry, the In Vitro Diagnostic (IVD) has evolved as a major contributing segment. Extensive scientific research and development, technological advancements, and rising government and private sector participation are facilitating the growth globally. Demographic parameters, such as increasing disease prevalence and high disposable income have also contributed to the development of IVD services industry, which was estimated to have reached around US$ 43 Billion in 2010. According to the Bharat Book research report “Global In Vitro Diagnostic Market Analysis” published in December 2011, the global IVD market is likely to grow at a CAGR of around 6% during 2011-2013 to reach around US$52 Billion by the end of 2013.

CARDIOVASCULAR DISEASE (CVD) MARKET

A new World Health Organization (WHO) report Global Atlas 2011 on cardiovascular disease prevention and control states that CVDs are the leading causes of death and disability in the world. Although a large proportion of CVDs is preventable, they continue to rise mainly because preventive measures are inadequate. An estimated 17.3 million people died from CVDs in 2008 and by 2030 23.6 million people are forecasted to die from CVDs. Global market for cholesterol and other cardiovascular testing is forecasted to exceed 2.6 billion units by 2017 (Global Industry Analysts, Inc. “Cholesterol & other cardiovascular testing – a global strategic business report” March 2012). Lipid profile and cholesterol testing has largely gained prominence over the last decade driven by growing awareness about the risks of heart attack and increasing realization among individuals to control their cholesterol levels. Overall growth in the testing volumes is driven by factors such as aging population and growing number of people at risk of cardiovascular disease including those with hypertension, diabetes mellitus, and abdominal obesity. Detecting people at high risk of CVD continues to be an unmet clinical need; we believe that our MIRA™ test is able to answer such a need detecting people with inflammation that predisposes to the CVD risk.

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ALZHEIMER’S DISEASE MARKET

According to the BCC Research market forecasting (http://www.bccresearch.com/report/alzheimers-disease-therapeutics-phm062a.html), the overall forecast for Alzheimer's disease, including disease-modifying therapeutics, therapeutics that treat related symptoms, diagnostics and imaging, is set to increase exponentially. This market was worth $8 billion in 2009 and is expected to reach $9.6 billion by 2014, a compound annual growth rate (CAGR) of 3.7%. Diagnostics and biomarkers are expected to increase at a 5-year CAGR of nearly 20%. This segment was worth $1.2 billion in 2009 and is expected to reach $2.9 billion by 2014.  The Company's GARD™ test is able to detect people at high risk of developing Alzheimer’s disease and will allow introduction of  early interventions to delay of the onset of the disease for the benefit of the patients and their relatives and society cost saving.

GASTRO-INTESTINAL DISORDERS MARKET

According to WHO, two billion people will be aged 60 and older by 2050. This represents both challenges and opportunities. Diet and nutrition will play an increasing role in supporting older people to remain healthy and to prevent inflammation related conditions.

The International Foundation for Functional Gastrointestinal Disorders (IFFGD) Reporter’s Guide to Functional Gastrointestinal Disorders 2010 (http://www.iffgd.org/pdfs/reporters-guide-fgid.pdf) stated that the public is not well informed about digestive health and disease in general. This is particularly true for the functional gastrointestinal (GI) disorders. Compounding this, the nature of the disorders and approach to patients who suffer them are not well taught in medical schools. This lack of knowledge places an unnecessary burden on patients, their families, societies, and healthcare providers alike. Functional GI disorders are among society’s most common conditions. At any one time, approximately 2 out of 5 persons are affected by a functional GI disorder. This represents 125 million people in the USA and 140 million people in Europe. Furthermore, as the disorders often overlap with each other, many are affected by more than one functional GI disorder simultaneously.  Effective functional food will capture significant portion of this market.

The market potential for product targeting gastro-intestinal disorders is large, projected to be > 3 billion USD if 5% of market penetration is assumed.

DACTELLIGENCETM TARGET MARKET

An increase in the number of applications for biosensors developed or being developed has ensured that this technology follows a growth curve, leading to standardization of equipment, type of biomolecule, and test processes in the areas of drug discovery, biodefense, environmental monitoring, and narcotic detection. These technological developments portray a healthy trend for up-and-coming markets, while in the case of existing markets with a high proportion of application; biosensors would continue to be employed for newer end uses, such as automotive and aerospace. The continual research and development efforts being undertaken would go a long way in making sure that biosensor technology would continue to evolve as the years come, with faster, more specific and high specialty applications.

In line to the above mentioned trend, the growth for biosensors market is robust in emerging markets in Asia-Pacific with 11% CAGR (2008-2018) closely followed by 10.7% in highly developed market of the United States. Europe is the second largest, in terms of value, after the US with an estimated $2.6 billion in 2012. Market for biosensors application areas includes point-of-care testing, home diagnostics, environmental monitoring, research laboratories, process industry and security & biodefense. The global market for Biosensors in 2012 is estimated to touch US$8.5 billion and projected to reach US$16.8 billion by 2018. (Report linker “Biosensors - A Global Market Overview” 2012)

The continuing need for rapid detection and improved sensitivity of pathogen detection has driven development of improved detection technologies including nanotechnologies.  To date all novel discoveries in nanotechnology have used biologically engineered tools for detection.  To our knowledge, true 100% electronic nano-device that does not require use of biological tags to identify pathogens or molecules has not been developed and therefore there is no competition for the Company in this area at present.  When produced, the device is likely to replace all or at minimum a significant portion of currently used tests and will command a corresponding slice of the market.   Even if very conservative estimates are used, this technology is likely to command a multi-billion dollar markets.

PRIMALEUKIN™ TARGET MARKET

In the report published on February 2012, TechNavio’s analysts forecast the Global Infectious Disease Treatment market to grow at a CAGR of 8.1 percent over the period 2011–2014. One of the key factors contributing to this market growth is the increase in prevalence of infectious diseases. The Global Infectious Disease Treatment market forecast includes HIV/Aids, Hepatitis A, Hepatitis B, and Hepatitis C, Staph Infections, Antibiotic-resistant Infections, and Influenza.

The global market for healthcare-acquired infection treatments were $16 billion in year 2010. In their “Healthcare-Acquired Infection (HAI): Devices, Pharmaceuticals, and Environmental Products” report published in august 2011, BCC Research estimate that  this market to be around $19 billion in the year 2011 and forecast it to cross $30 billion by 2016 at a CAGR of 9.5% for five year period. The market for pharmaceutical treatments is expected to be around $4.5 billion. This market is expected to increase at a 5.8% compound annual growth rate (CAGR) to reach $6 billion by 2016 (BBC Research, 2011). The antibiotics market generated sales of US$42 billion in 2009 globally, representing 46% of sales of anti-infective agents (which also include antiviral drugs and vaccines) and 5% of the global Pharmaceutical market (Hamad, Nature Reviews Drug Discovery 2010, 9, 675-676).

PRIMALEUKINTM has a broad spectrum activity against multiple pathogens.  If targeted at only two species of Gram negative drug resistant bacteria, it would command a significant market > $200 million USD, if Gram-negative bacteria in the hospital settings are targeted, this would increase to >0.5 billion. Gram-negative bacteria indication will be used as market entry to facilitate rapid clinical development.  Extended to other indications such as HIV and HCV infections, would harness multi-billion USD market. It is expected that this product will allow high value exit or multiple licenses for different indications.

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RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND THE OTHER INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K BEFORE DECIDING WHETHER TO INVEST IN OUR COMMON STOCK. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS OPERATIONS.

IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS, FINANCIAL CONDITION OR OPERATING RESULTS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, THE TRADING PRICE OR OUR COMMON STOCK COULD DECLINE AND YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT.

THIS CURRENT REPORT ON FORM 8-K ALSO CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. PLEASE SEE “NOTE REGARDING FORWARD-LOOKING STATEMENTS”.

Risks Related to the Company's Business Operations

The Company's business faces many risks and uncertainties. Any of the risks discussed below, as well as factors described in other places in this Form 8-K, or in other filings with the SEC, could adversely affect business, consolidated financial position, results of operations or cash flows. In addition, these items could cause the Company's future results to differ from those in any of current forward-looking statements. These risks are not the only ones that the Company faces. Other risks are presently unknown or those that are presently believed to be immaterial could also adversely affect the Company.

Although IMC has a 13 year track record and a history of research and development, investors should consider the Company’s business, operations and prospects in light of the risks, expenses and challenges faced as an early-stage biotechnology company.

The business, and therefore the results of operations and financial condition, may be adversely affected by the current disruption in the global credit markets and instability of financial systems.

The recent disruption in the global credit markets, the re-pricing of credit risk and the deterioration of the financial and real estate markets generally, particularly in the U.S. and Europe, have all contributed to a reduction in consumer spending and a decline in the overall U.S. and world economy. Although the recent disruptions were initially in the housing, financial and insurance sectors, this deterioration has further expanded to the general economy and various sectors. Tight credit, increased unemployment and reduced consumer confidence have had negative effects on demand in the consumer market and consequently for the Company's product and service offerings. In addition, some economists are predicting that the U.S. economy, and possibly the global economy, has entered into a prolonged recession or even a depression as a result of the foregoing factors. Such a prolonged downturn in the U.S. or global economy could have a material adverse effect on business in a number of ways, including lower product demand and lower sales, which could have a material adverse effect on liquidity, results of operations and financial condition.

International operations are subject to foreign market risks, including foreign exchange risk, currency restrictions and political, social and economic instability, which may adversely affect financial results.

Because the Company will have laboratory operations in France with plans for manufacturing and treatment facilities in other countries, with products to be sold around the world, the Company's results may be substantially affected by foreign market risks.

The Company is exposed to the movement of the EURO and other currencies versus the U.S. dollar. The Company does not currently manage this exposure through foreign currency forward and swap contracts. The Company does not generally hedge its translation exposure with respect to foreign operations.

Weaker foreign currency exchange rates increase the potential impact of forecasted increases in dollar-based input costs for operations outside the U.S.  There can be no assurance that the Company will be protected against substantial foreign currency fluctuations.

In addition, the Company faces increased risks in international operations, including currency exchange restrictions and other limits on its ability to repatriate earnings from outside the U.S., adverse political and economic conditions, legal and regulatory constraints, tariffs and other trade barriers, risks of expropriation, difficulties in enforcing contractual and intellectual property rights, and developing and maintaining successful business alliances, and potentially adverse tax consequences. Each of these factors could adversely affect the Company's financial results.

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Pending and potential future litigation, administrative actions, tax matters, regulatory requirements and new legal requirements could have an adverse effect on financial results.

As a global company, during the course of business, the Company is subject to various legal and administrative actions in which it asserts its rights under various laws, including intellectual property and data privacy laws.  The Company may not be successful in defending against these actions or in asserting these rights. In addition, the Company could incur substantial costs in defending against, or in asserting our rights in, these actions.

The Company is subject to income tax requirements in various jurisdictions in the U.S. and internationally. Many of these jurisdictions face budgetary shortfalls or have unpredictable enforcement activity. Increases in applicable tax rates, implementation of new taxes, changes in applicable tax laws and interpretations of these tax laws and actions by tax authorities in jurisdictions in which the Company operates could reduce after-tax income and have an adverse effect on the Company's results of operations.

Aspects of the Company's business, including Health Care and personal care, are subject to many laws and governmental regulations, including regulations by the Food and Drug Administration and comparable foreign agencies, as well as potential litigation. Adverse regulatory action, including a recall, regulatory or other governmental investigation, or product liability or other litigation may adversely affect the Company's financial condition and business operations.

Sales and results of operations may also be adversely impacted by new legal requirements, including healthcare reform legislation, excise or other taxes, financial reform legislation and regulations, export control and foreign sanctions legislation, and climate change and other environmental legislation and regulations. The costs and other effects of pending litigation and administrative actions against the Company and new legal requirements cannot be determined with certainty. For example, new legislation or regulations may result in increased costs, directly for compliance or indirectly to the extent suppliers increase prices of goods and services because of increased compliance costs or reduced availability of raw materials.

The intellectual property used by the Company has limited protection.

The Company has patents that are already granted in multiple territories. However, the process of seeking patent, industrial design and trademark protection can be time consuming and expensive and there can be no assurance that patents, industrial design registrations or trademark registrations will issue from future applications or that the existing intellectual property rights used by the Company or any new patents, industrial design registrations or trademark registrations that may be issued will be sufficient in scope or strength to provide meaningful protection or any commercial advantage. There can be no assurance that any pending or future patent, industrial design or trademark applications will be granted in respect of the technology used by the Company or that any existing, pending or future patents, industrial design registrations or trademark registrations will not be challenged, invalidated, ignored, circumvented or otherwise rendered unenforceable.

Risks relates to the Company's products developments

  Risks related to development and commercialization of GastroWellBeing™ (GWB™) nutritional product for people with decreased immunity like people living with cancer and HIV and the elderly are close to zero. However, the Company will initially sell GWBTM nutritional product primarily to target populations within North America. If unable to successfully increase the Company's client base and expand its distribution channels, revenues and future prospects may be materially harmed. As the Company seeks to grow its sales by entering new markets, the Company's ability to increase market share and sales will depend substantially on its ability to expand our distribution channels by identifying, developing and maintaining relationships with manufacturers and distributors. The ability to enter into and maintain relationships with resellers will be influenced by factors beyond our control, including the relationships between these resellers and our competitors and market acceptance of the Products.

  Development and commercialisation of MIRA™ and GARD™ tests in two stages: the risks to reach stage 1 and release the tests are a research use only (RUO) device are close to zero but the risks then to achieve stage 2 and get regulatory approval should be considered as high risks as this will depend on results of clinical trials.

  The risks of development strategy for DACTELLIGENCE™ technology should also be considered as high although feasibility of this technology has been evaluated by one of the most famous institute of nanotechnology in the world and quotation to produce aims to 10 prototypes able to detect bacteria has been obtained.

  Development strategy for PRIMALEUKIN™ is divided into two stages:  first stage goal will be to take PRIMALEUKINTM to phase I clinical study to show no toxicity and early clinical efficacy data.  The risk of this stage is to reach toxicity in humans. Although animal data suggest that this compound is not toxic, in some cases, human metabolism can differ markedly from animals so that a drug with a half life of a few hours in dogs may turn out to have a half life of several days in humans, or a compound with no animal toxicity may cause elevation in liver functions. Stage two development of involving taking PRIMALEUKINTM to marketing authorisation for gram negative bacterial infections should be considered as high risk as success depends on efficacy and toxicity data obtained in phases II and III clinical trials. However, a reason pharmaceutical companies continued sponsoring anti-infective drug development is because it tended to be lower risk than other therapeutic areas. Success rates--measured in terms of the percentage of compounds approved for marketing as they progress from discovery through clinical trials--are highest for anti-infective drugs compared to drugs targeting either the cardiovascular system, central nervous system (CNS), or cancer, according to a recent study from Joseph DiMasi and colleagues from Tufts University, Boston, Mass. This higher rate of success for anti-infective products partly reflects the predictive nature of preclinical data both from in vitro microbiological testing and from in vivo efficacy models that mimic the diseases that will ultimately be treated in clinical settings.

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Dependence on third party manufacturers for the manufacturing of all Company Products could prevent the business from delivering its products to customers within required timeframes, which could result in order cancellations and loss of market share.

The Company will use subcontractors to manufacture its products. The failure of a supplier to supply materials and components in a timely manner, or to supply materials and components that meet our quality, quantity and cost requirements could impair our ability to manufacture products or increase their component costs.

Highly Competitive Industry

Many of the companies with which the Company will compete have significantly greater financial and other resources than the Company. Additionally, other companies which at present are not in competition with the Company may also enter into this industry, thereby directly competing with the Company.

Significant Growth Places a Strain on Resources

If the Company is unable to manage growth effectively, business could be adversely affected. The Company expects to experience significant growth, both internally and through possible acquisitions and partnerships. This anticipated future growth may place a significant strain on its resources. As part of this growth, the Company will need to expand on its operational and financial systems, procedures and controls.

The Company may require additional capital in the future and no assurance can be given that such capital will be available at all or available on acceptable terms.

Immunoclin does not currently generate sufficient revenue from operations to cover operating expenses and is not profitable. If the Company is not able to significantly increase operating revenue and achieve profitability, it may require additional equity or other means of debt financing to maintain business operations, fund expansions or complete strategic acquisitions. There can be no assurances that Immunoclin the Company will be able to obtain additional financial investment or financing on favourable commercial terms or at all. Failure to obtain such financial investment or financing could adversely affect plans for sustainability and growth, or result in the Company being unable to fulfill its business plan and objectives or satisfy financial obligations as they become due, either of which could have a material adverse effect on its business and financial condition.

The Company as no history of significant profit and no assured foreseeable earnings.

The Company has no history of significant profit. The Company expects to continue to incur losses in the near future, and there can be no assurance that it will ever be profitable as it expects operating expenses to develop and commercialize its products.  The Company's ability to reach and sustain profitability depends on a number of factors including, but not limited to, the availability of financing and the continued availability of third party manufacturers.

The Company's business depends substantially on the continuing efforts of its executive officers, and its business may be severely disrupted if it loses their services. In addition, if the Company is unable to attract, train and retain technical personnel, its business may be materially and adversely affected.

The Company's future success depends substantially on the continued services of its executive officers. If one or more of the Company’s executive officers are unable or unwilling to continue being employed by us, it may not be able to replace them readily, if at all. Therefore, the Company’s business may be severely disrupted, and it may incur additional expenses to recruit and retain new officers.

Recruiting and retaining capable personnel is vital to the Company's success. If the Company is unable to retain and attract qualified employees, its business may be materially and adversely affected.

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Risks Related to our Common Stock

The Company may conduct further offerings in the future, in which case your shareholdings will be diluted.

Since inception, IMC has relied on equity sales of Common Stock and issuances of convertible debt and warrants convertible or exercisable into shares of Common Stock to fund operations. The Company may conduct further equity and/or convertible debt offerings in the future to finance current projects or to finance subsequent projects that it decides to undertake. If Common Stock is issued in return for additional funds, or upon conversion or exercise of outstanding convertible debentures or warrants, the price per share could be lower than that paid by existing common stockholders. The Company anticipates continuing to rely on equity sales of Common Stock and issuances of convertible debt and/or warrants convertible or exercisable into shares of Common Stock in order to fund its business operations. If the Company issues additional shares of Common Stock, your percentage interest in the Registrant will be lower. This condition, often referred to as “dilution”, could result in a reduction in the per share value of your shares of Common Stock.

The Company does not anticipate paying dividends in the future.

The Company currently policy is to retain earnings to finance the development of new lines of products and to otherwise reinvest in our business. Therefore, the Company does not anticipate paying cash dividends in the foreseeable future. The Company’s dividend policy will be reviewed from time to time by the Board of Directors in the context of its earnings, financial condition and other relevant factors. Until the Company pays dividends, which it may never do, its shareholders will not be able to receive a return on shares of Common Stock unless they sell them.

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Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2014, the Board of Directors of the Company signed a resolution to change the Company’s year end from February 28th to January 31st effective in the current 2014 fiscal year.  The current fiscal year shall end on January 31, 2014 and represent 11 months of operations of the Company.

The Company is subject to Rule 13a-10 or 15d-10 reporting; hence, a transition report will be filed on Form 10-K for the year ending January 31, 2014 and the first interim report of fiscal 2015 for the quarter ending April 30, 2014.

Item 9.01        Financial Statements and Exhibits

The following unaudited pro forma consolidated financial information related to the Immunoclin Limited acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)

Unaudited Pro Forma Consolidated Statement of Operations for the 43 weeks ended November 30, 2013.

The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description of Exhibit

99.1	Unaudited Pro Forma Consolidated Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCLIN CORPORATION
Date: February 27, 2014	/s/ Chad S. Johnson
Director, General Counsel, and COO

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